SCUDDER
INVESTMENTS(SM)
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------------------------------
ASSET ALLOCATION
------------------------------

Scudder
Pathway Series:

  Conservative Portfolio
  Fund #080

  Balanced Portfolio
  Fund #081

  Growth Portfolio
  Fund #082











Semiannual Report
February 29, 2000



For investors seeking professionally managed and diversified portfolios through investment in a select mix of Scudder funds.

Three no-load portfolios with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Series' President
                       6   Portfolio Management Discussion
                      10   Glossary of Investment Terms

                     Conservative Portfolio
                      11   Portfolio Highlights
                      13   Performance Update
                      15   Portfolio Summary
                      29   Investment Portfolio
                      37   Financial Highlights

                     Balanced Portfolio
                      17   Portfolio Highlights
                      19   Performance Update
                      21   Portfolio Summary
                      30   Investment Portfolio
                      38   Financial Highlights

                     Growth Portfolio
                      23   Portfolio Highlights
                      25   Performance Update
                      27   Portfolio Summary
                      31   Investment Portfolio
                      39   Financial Highlights

                      32   Financial Statements
                      40   Notes to Financial Statements
                      43   Officers and Trustees
                      44   Investment Products and Services
                      46   Scudder Solutions

Scudder Pathway Series

--------------------------------------------------------------------------------
Conservative Portfolio         ticker symbol SCPCX               fund number 080
Balanced Portfolio             ticker symbol SPBAX               fund number 081
Growth Portfolio               ticker symbol SPGRX               fund number 082
--------------------------------------------------------------------------------

Date of Portfolios'  o    Growth stocks -- particularly those in the
Inception: 11/15/96       technology, communications, and biotech sectors --
                          provided outstanding performance over the period, while value stocks and bonds continued to suffer.

Total Net Assets as  o    Management continued to utilize a long-term investment
of 2/29/00 --             strategy that focuses on diversification and
                          risk-adjusted returns.
Conservative:
$27 million          o    The Balanced Portfolio finished in the top 15% of 483
                          balanced funds over the six months ended February 29,
Balanced:                 2000, while the Growth Portfolio finished in the top
$280 million              3% of 498 multi-cap value funds as of the same date,
                          according to Lipper Analytical Services.^1
Growth:
$122 million



^1 Source: Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended February 29, 2000, Scudder Pathway Balanced Portfolio's Lipper ranking was 70 out of 483 funds for the six-month period, and 54 out of 467 funds for the one-year period. The Scudder Pathway Growth Portfolio's Lipper ranking was 11 out of 498 funds for the six-month period and 8 out of 481 for the one-year period.

Letter from the Series' President
--------------------------------------------------------------------------------

Dear Shareholders,

Over the past five years, the U.S. stock market -- as measured by the S&P 500 index and, more recently, the Nasdaq -- has outperformed all other asset classes and geographic regions by a wide margin. Contrary to expectations, diversification has not produced a significant benefit in terms of returns and risk management during this period. We believe that this experience is an anomaly, and that over the long run the value of diversification remains strong. In fact, we are convinced that the case for diversification has rarely been more compelling than it is at present.

We continue to believe that diversification will add value even though the fundamentals of the U.S. equity market remain favorable. A combination of low inflation, high productivity, and powerful economic growth signals a healthy environment in the United States. However, the changing perceptions of risk, the tremendous benefits of technology, and the pace of global restructuring and reform have led to an unprecedentedly low risk premium for the U.S. stock market versus both domestic bonds and the equity markets of Europe and Japan. We therefore encourage investors to avoid the temptation of chasing the latest "hot" sector of the market, and to instead focus on the long-term benefits of owning a diversified portfolio that invests in bonds, U.S. stocks, and overseas equities. A focus on diversification can help you position your portfolio to outperform over time, no matter how rapidly the investment backdrop may be changing.

The management team of the Pathways Series portfolios incorporates these themes into its investment strategy. Utilizing a long-term view and an emphasis on risk-adjusted returns, management seeks to build positions in a wide range of asset classes in order to improve long-term performance through diversification.

This strategy has worked well over the past year, during which Lipper Analytical Services ranked the Balanced Portfolio in the top 15% of balanced funds, and the Growth Portfolio in the top 3% of mid-cap value funds. For more information on management's investment strategy and view on current market conditions, please turn to the Portfolio Management Discussion that begins on page 6.

Thank you for your continued investment in Scudder Pathway Series. For current information on the funds or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Kathryn L. Quirk
Kathryn L. Quirk
President,
Scudder Pathway Series

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              February 29, 2000

In the following interview, Benjamin Thorndike, portfolio manager of Scudder Pathway Series, discusses the recent market environment and the portfolios' current investment strategy.

Q: Over the past six months, the stock market has been dominated by high-growth issues while the vast majority of stocks have lagged. What factors have been driving this trend?

A: The divergence that has developed in the U.S. stock market is remarkable by any measure. Investors have bid growth stocks of all sizes to unprecedented heights, with virtually no regard for traditional measures of valuation. Technology and biotech stocks have been the leaders, driving the tech-heavy Nasdaq average to a gain of 71.45% over the past six months. At the same time, however, the majority of stocks in the market have actually fallen as cash has flowed out of "old economy" stocks into those more representative of the "new," technology-driven economy. Stocks in the manufacturing, food, retail, and financial sectors have come under heavy selling pressure in the process.

The primary reason for the divergence between growth stocks and the rest of the market has been the rise in interest rates. The powerful growth of the U.S. economy has raised fears that tight labor markets and high levels of consumer confidence will cause the demand for goods and services to outstrip the available supply, which in turn would cause a pickup in inflation. To counteract this process, the U.S. Federal Reserve has raised short-term interest rates four times since June of 1999. However, the continued strength of the economy has raised expectations that several more increases will be necessary to dampen potential inflation pressures. Fearing that higher rates will eventually bring about a slowdown in the economy, investors have moved into stocks whose earnings are less dependent on economic growth. As a result, cutting-edge companies that are poised for rapid profit growth have attracted more buyers than more traditional companies whose earnings tend to fluctuate with the economy.

Q: Bonds have not performed as well over the period. What factors are at work in that area of the market?

A: While the booming U.S. economy has provided an excellent backdrop for growth stocks, it has been a distinct negative for bonds. In an environment where confidence is high, energy prices are rising, and gross domestic product is climbing at an annual pace of 6.9% (in the fourth quarter of 1999), it is natural that bond prices -- which tend to thrive when the economy is slowing -- would experience weakness. These factors were reflected in the performance of the 30-year Treasury bond yield, which moved from 6.02% on August 31, 1999 to a high of 6.75% by January 18, 2000. (Bond yields move inversely to their prices.)

The upward climb in bond yields was stalled in early February when the U.S. Treasury announced plans to buy back existing bonds and curtail new issuance in order to reduce the national debt. Believing that the Treasury would focus its efforts on longer-term bonds, investors rushed into that sector of the market to capitalize on a potential imbalance of supply and demand. The yield on the 30-year bond fell to 6.08% by the end of the period, but the most notable aspect of the bond market's unusual fluctuations was the "inversion" of the yield curve. While longer-term bonds ordinarily carry higher yields to compensate investors for the risk of lending money over a longer period, the yields on shorter-term bonds moved significantly higher than those with more extended maturities during the month of February. Other sectors of the bond market -- such as corporates and mortgage-backed securities -- were disrupted by the volatility in government bonds, but still managed to outperform over the full six months.

Q: How did foreign stocks perform during the reporting period?

A: The overseas markets have tracked the U.S. fairly closely in the sense that technology, media, and communications shares have produced the best returns while other sectors have lagged. This trend has held true in both the major markets as well as the developing countries, and underscores the fact that the explosive growth of technology is a global phenomenon. The major European markets staged a powerful rally beginning in mid-October and extending into the new year, driving Germany's DAX Index to a gain of 45.04% and France's CAC-40 to an advance of 34.90%. Japan's benchmark Nikkei-225 Index continued to grind higher behind strength in the country's tech sector, but the ongoing questions surrounding the state of the country's economy limited the index's gain to 14.47% for the six months. Most of the emerging markets performed very well on the strength of a sharp runup in the final two months of 1999. Despite the strong gains in the international markets, we continue to find plentiful opportunities to take advantage of the important long-term trends we have mentioned in the past, such as restructuring and consolidation. We expect that the wealth of positive changes emerging on the corporate level will continue to provide excellent stockpicking opportunities going forward.

Q: Did you make any shifts in the portfolios during the period?

A: Our adjustments, which were relatively small, reflected the evolution of our long-term outlook rather than a response to the short-term fluctuations of the financial markets. The most important change we made during the reporting period was to reallocate a portion of the portfolios' assets in U.S. equities to the overseas markets. The reason for this move is that in the U.S., the environment is becoming less favorable -- the potential for inflation is rising, interest rates are going up, and valuations are beginning to appear full. On the international side, however, the macroeconomic environment is more positive. The Asian economies are improving, growth is strong, and valuations are more attractive. As a result, we moved assets out of both the growth and value segments of the U.S. market, and raised our weighting overseas.

The portfolios also have a slightly higher weighting in bonds than they did six months ago. We believe that the combination of the powerful gains in stocks and the poor performance of bonds has created an opportunity to take advantage of the attractive relative value of the fixed income markets. While a rally in bonds may not occur until later in the year, we believe that the sector will be poised for strong performance once the Fed relaxes its vigilant posture toward interest rates, and we wish to be positioned to benefit accordingly.

Q: What is your outlook for the financial markets at this juncture?

A: Until investors are convinced that the Federal Reserve has completed its tightening cycle, it is likely that the interest rate picture will be the most important factor driving market performance. The conventional wisdom says that this environment will support continued strong performance from growth stocks, while creating a challenging investment backdrop for both bonds and value stocks. Growth stocks have reached valuation levels that make them vulnerable to disappointments. Although many investors may tinker with their portfolio allocations in response to these trends, we continue to believe that diversification will remain crucial for those who are planning to invest for the long haul. As long-term investors ourselves, we recognize that no trend is permanent, and that sectors which are out of favor one quarter may come roaring back the next. We therefore intend to keep the Pathways Series portfolios widely diversified among a variety of investments, and we encourage investors to do the same with their own portfolios.

Glossary of Investment Terms
--------------------------------------------------------------------------------

  Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

     Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

   Inverted Yield  An unusual situation where short-term interest rates are
            Curve higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

    Restructuring  The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

      Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Investment Terms)

Portfolio Highlights
--------------------------------------------------------------------------------
                                                               February 29, 2000

Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and, secondarily, long-term growth of capital by investing substantially in bond mutual funds, with moderate exposure to equity funds.

Performance

In the six-month period ended February 29, 2000, the Conservative Portfolio produced a total return of 0.83%, versus a return of 3.33% for the Portfolio's custom benchmark. Detailed performance information is listed on page 13

The Portfolio holds a substantial weighting in bonds and value stocks, two asset classes that were hurt by rising interest rates. In contrast, it holds only a small weighting (6% of net assets) in growth stocks. While this is consistent with the Portfolio's conservative investment style, it held back performance during a period in which growth stocks provided outstanding returns. Although the Portfolio has underperformed over the last six months, we believe that it remains well-positioned to provide strong, risk-adjusted returns for investors who are looking for a conservative, long-term investment vehicle.

Performance was impacted by the negative returns of our positions in Growth and Income Fund, Large Company Value Fund, and Small Company Value Fund. On the plus side, the Portfolio gained a boost from our positions in Classic Growth Fund, which focuses on large company growth stocks; and International Growth and Income Fund, which benefited from the strong returns of the overseas markets. Nevertheless, the equity portion of the Portfolio (32% of net assets) produced negative returns overall.

The Portfolio's position in bond funds held up relatively well in an unfavorable interest rate environment. Income Fund, at 49% of net assets, provided steady returns, while GNMA Fund and Corporate Bond Fund each provided exposure to areas of the bond market that were less vulnerable to rising rates. Although all three funds suffered losses in their share prices, the income they produced was enough to allow each to finish with a positive return for the period.

Portfolio Strategy

We made minor changes to the Portfolio's composition over the period, which is consistent with our long-term orientation. Over time, the fundamental tenets of conservative investing -- such as emphasizing bonds and concentrating the equity position in value stocks -- remain stable. The adjustments we make to the Portfolio's weightings are therefore incremental, and designed to take advantage of long-term shifts in the investment environment. The most notable shift was our decision to increase our weighting in International Growth and Income Fund to 8% of net assets from 6% on June 30, 1999. We felt that boosting our position in international stocks was prudent given the increasingly attractive macroeconomic environment overseas.

We are encouraged by the attractive valuations that have emerged among bonds and value stocks. In this environment, we urge you to maintain a focus on your long-term goals, and avoid the temptation to move assets into sectors that have posted attractive returns in the short term, but which may not be consistent with your investment needs.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                             LBAB Index (60%),
                                                            S&P 500 Index (25%),
              Scudder Pathway                                 MSCI All Country
            Series: Conservative                           (ex U.S.) Index (5%),
                  Portfolio           LBAB Index*          3-month T-Bill (10%)*

     11/96**      10000                   10000                  10000
      2/97        10236                    9963                  10110
      8/97        11006                   10402                  10813
      2/98        11768                   10996                  11716
      8/98        11232                   11499                  11778
      2/99        11871                   11684                  12845
      8/99        12088                   11588                  13131
      2/00        12188                   11811                  13569


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                          Total Return
                               Growth of                                 Average
Period ended 2/29/2000          $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder Pathway Series: Conservative Portfolio
------------------------------------------------------------------------------------
1 year                         $  10,267                2.67%                2.67%
------------------------------------------------------------------------------------
Life of Portfolio**            $  12,341               23.41%                6.60%
------------------------------------------------------------------------------------
LBAB Index (60%), S&P 500 Index (25%), MSCI All Country (ex U.S.) Index (5%),
3-month T-Bill (10%)*
------------------------------------------------------------------------------------
1 year                         $  10,564                5.64%                5.64%
------------------------------------------------------------------------------------
Life of Portfolio**            $  13,569               35.69%                9.85%
------------------------------------------------------------------------------------


* The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER PATHWAY
SERIES: CONSERVATIVE PORTFOLIO TOTAL RETURN (%) AND LBAB INDEX (60%), S&P 500 INDEX (25%), MSCI ALL COUNTRY (EX U.S.) INDEX (5%), 3-MONTH T-BILL (10%)* TOTAL RETURN (%)

                                Yearly periods ended February

                                  1997**  1998   1999   2000
-------------------------------------------------------------------------------
Portfolio
Total
Return (%)                         3.64   14.96   0.88   2.67
-------------------------------------------------------------------------------
Blended
Index Total
Return (%)                         1.10   15.89   9.63   5.64
-------------------------------------------------------------------------------
Net Asset
Value ($)                         12.14   13.14  12.51  11.96
-------------------------------------------------------------------------------
Income
Dividends
($)                                0.14    0.48   0.54   0.68
-------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                0.15    0.30   0.21   0.21
-------------------------------------------------------------------------------


* The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

   Performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 29, 2000


Pathway Conservative Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                       Management seeks to
Money Market                 5%                       maintain diversified
Fixed Income                63%                        exposure to stocks,
Equity                      32%                    bonds, and money market
------------------------------------                           securities.
                           100%
------------------------------------


--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                     Asset class allocations
Money Market              0-15%                         are derived from the
Fixed Income             40-80%                          risk profile of the
Equity                   20-50%                       portfolio; adjustments
------------------------------------                      are expected to be
                                                      modest and infrequent.

--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------
                                                                The fund remains
                                                                  conservatively
                                                             positioned, with an
                                                          emphasis on funds that
                                                             invest in bonds and
                                                                   value stocks.
----------------------------------------------------------
Scudder Income Fund                                 49%
----------------------------------------------------------
Scudder International Growth and Income Fund         8%
----------------------------------------------------------
Scudder Large Company Value Fund                     8%
----------------------------------------------------------
Scudder Corporate Bond Fund                          7%
----------------------------------------------------------
Scudder GNMA Fund                                    7%
----------------------------------------------------------
Scudder Growth and Income Fund "S"                   7%
----------------------------------------------------------
Scudder Classic Growth Fund "S"                      6%
----------------------------------------------------------
Scudder Cash Investment Trust                        5%
----------------------------------------------------------
Scudder Small Company Value Fund                     3%
----------------------------------------------------------
                                                   100%
----------------------------------------------------------









For more complete details about the Fund's investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------
                                                               February 29, 2000

Pathway Balanced Portfolio

Pathway Balanced Portfolio seeks a balance of growth and income by investing in a mix of money market, bond, and equity mutual funds.

Performance

In the six-month period ended February 29, 2000, the Balanced Portfolio produced a total return of 11.23%, versus a return of 4.55% for the Portfolio's custom benchmark. The Portfolio finished in the top 15% of 478 balanced funds, according to Lipper Analytical Services. Detailed performance information is listed on page 19.

We are pleased with the performance of both the equity and fixed-income portions of the Balanced Portfolio. On the equity side, we gained a significant benefit from domestic growth stocks and overseas equities. The Portfolio's position in the Development Fund (7% of net assets) was the top performer of the eight funds we hold. Development Fund, which holds a large weighting in technology stocks, invests in the types of fast-growing growth stocks that (as a group) have provided outstanding performance over the past year. Classic Growth Fund, in which we hold 17% of net assets, was also well-positioned to benefit from the surge in growth stocks.

International Fund (16% of net assets) was a strong performer that was boosted by substantial positions in the technology and communications sectors. Emerging Markets Growth Fund, in which we hold only a limited position (3%), was also boosted by improving economic growth and the important structural changes that are taking place overseas. The only Portfolio holdings to produce negative returns were those that invest in value stocks. Both Growth and Income Fund (15% of net assets) and Small Company Value Fund (1%) were hurt by the poor performance of most stocks outside of the hot technology, telecom, and media sectors.

The Portfolio's fixed-income position fulfilled its purpose of producing income and augmenting portfolio stability in a period of high volatility for the financial markets. While the absolute returns of both Income Fund and Corporate Bond Fund were small in comparison to the powerful gains in growth stocks, both funds held up relatively well in an environment of rising interest rates. We believe that the bond portion of the Portfolio will add more significantly to returns once it becomes apparent that the Federal Reserve is through raising rates.

Portfolio Strategy

As always, our goal is to provide strong, risk-adjusted returns over time by using long-term investment themes and a focus on diversification to determine the optimal portfolio allocation. Over the most recent six-month period, the most notable shift we made was to increase our weighting in funds that invest overseas. We believe that the combination of strong growth, subdued inflation, and the important changes taking place on the corporate level -- such as restructuring and consolidation -- have made the overseas markets an increasingly attractive place to invest. Since domestic equities have climbed to rich valuations amid a deteriorating investment environment, we felt that the time was right to trim our weighting in U.S. stock funds and reallocate the proceeds to the Portfolio's international holdings. We also used the funds from our sales of our U.S. equity holdings to increase the Portfolio's position in bond funds to 38% of net assets from 37% at the beginning of the period. Given the slump in bond prices over the past year, we felt that the sector had become increasingly attractive. We believe that the Portfolio is well-positioned to prosper in the environment we see developing over the remainder of 2000.

Performance Update
--------------------------------------------------------------------------------
                                                               February 29, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                         S&P 500 Index (50%),
                                                           LBAB Index (35%),
   Scudder Pathway                                    MSCI All Country (ex U.S.)
   Series: Balanced     S&P 500                          Index (10%), 3-month
      Portfolio          Index*        LBAB Index*           T-Bill (5%)*

11/96** 10000            10000            10000                10000
 2/97   10235            10496             9963                10232
 8/97   11074            12048            10402                11229
 2/98   11888            14172            10996                12516
 8/98   10759            13026            11499                12098
 2/99   12107            16969            11684                14129
 8/99   12725            18212            11588                14810
 2/00   14153            18962            11811                15484


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                               Growth of                                Average
Period ended 2/29/2000          $10,000             Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Pathway Series: Balanced Portfolio
--------------------------------------------------------------------------------
1 year                         $  11,691               16.91%             16.91%
--------------------------------------------------------------------------------
Life of Portfolio**            $  14,307               43.07%             11.50%
--------------------------------------------------------------------------------
S&P 500 Index (50%), LBAB Index (35%), MSCI All Country (ex U.S.) Index (10%), 3-month T-Bill (5%)*
--------------------------------------------------------------------------------
1 year                         $  10,959                9.59%              9.59%
--------------------------------------------------------------------------------
Life of Portfolio**            $  15,484               54.84%             14.40%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER PATHWAY
SERIES: BALANCED PORTFOLIO TOTAL RETURN (%) AND THE S&P 500 INDEX (50%),
LBAB INDEX (35%), MSCI ALL COUNTRY (EX U.S.) INDEX (10%), 3-MONTH T-BILL (5%)* INDEX TOTAL RETURN (%)

                          1997**   1998   1999   2000
--------------------------------------------------------------------------------
Portfolio Total
Return (%)                  3.46  16.15    1.84  16.91
--------------------------------------------------------------------------------
Blended Index
Total Return (%)            2.32  22.32   12.89   9.59
--------------------------------------------------------------------------------
Net Asset
Value ($)                  12.18  13.52   12.94  13.93
--------------------------------------------------------------------------------
Income
Dividends ($)               0.16   0.38    0.40   0.48
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)           0.07   0.21    0.43   0.69
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

   Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 29, 2000
Pathway Balanced Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
                                                                 The portfolio's
                                                           weighting in equities
                                                              increased slightly
                                                            during the reporting
                                                                         period.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Money Market                 2%
Fixed Income                38%
Equity                      60%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------
                                                         Asset class allocations
                                                            are derived from the
                                                             risk profile of the
                                                          portfolio; adjustments
                                                              are expected to be
                                                          modest and infrequent.
Money Market              0-10%
Fixed Income             25-60%
Equity                   40-70%
------------------------------------

--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------
                                                            The portfolio gained
                                                         strong performance from
                                                            funds that invest in
                                                           growth stocks both in
                                                          the U.S. and overseas.

----------------------------------------------------------
Scudder Income Fund                                 30%
----------------------------------------------------------
Scudder Classic Growth Fund "S"                     17%
----------------------------------------------------------
Scudder International Fund -- International Shares  16%
----------------------------------------------------------
Scudder Growth and Income Fund "S"                  15%
----------------------------------------------------------
Scudder Corporate Bond Fund                          8%
----------------------------------------------------------
Scudder Development Fund                             7%
----------------------------------------------------------
Scudder Emerging Markets Growth Fund                 3%
----------------------------------------------------------
Scudder Cash Investment Trust                        2%
----------------------------------------------------------
Scudder Small Company Value Fund                     1%
----------------------------------------------------------
Scudder Micro Cap Fund                               1%
----------------------------------------------------------
                                                   100%
----------------------------------------------------------







For more complete details about the Fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------
                                                               February 29, 2000

Pathway Growth Portfolio

Pathway Growth Portfolio seeks long-term growth of capital by investing primarily in equity mutual funds. The Portfolio also invests a portion of assets in bond funds, which offer the potential for capital appreciation as well as income.

Performance

In the six-month period ended February 29, 2000, the Growth Portfolio produced a total return of 22.43%, versus a return of 6.09% for the Portfolio's custom benchmark. We are pleased to report that the Portfolio finished in the top 3% of 500 multi-cap value funds, according to Lipper Analytical Services. Detailed performance information is listed on page 25.

The Portfolio's strong performance was driven by its substantial positions in funds that invest in growth stocks and international equities. We gained the strongest performance from 21st Century Growth Fund, which invests in fast-growing small company stocks and holds 39% of its assets in the technology sector. Although we held only 7% of net assets in the fund on February 29, its strong gain provided a significant boost to Portfolio returns. In addition, we benefited from a significant weighting (31% of net assets) in Large Company Growth Fund, which was also propelled by the strong performance of growth issues. On the downside, Large Company Value Fund was the Portfolio's only position that produced a negative return in the period.

Our holdings in funds that invest in overseas equities also provided strong performance. We held 25% in International Fund, which was boosted by the rally in technology and communications shares worldwide. The Portfolio's other international holding -- Emerging Markets Growth Fund -- also rose on the strength of improving global growth.

As a group, the Portfolio's fixed-income holdings provided solid returns despite the poor showing of the U.S. bond market. Our top performer in this group was Emerging

Markets Income Fund, which benefited from the improving economic backdrop in the developing countries. Income Fund and Corporate Bond Fund produced more subdued returns, but nevertheless contributed to overall portfolio stability and diversification.

Portfolio Strategy

Consistent with our goal of providing long-term growth of capital, we employ a fairly aggressive strategy that focuses on growth-oriented mutual funds. We make few changes when managing the Portfolio; instead, we seek to hold positions in asset classes most likely to produce strong growth over time. Any adjustments we make to the Portfolio are designed to position the fund to take advantage of themes that we believe will play out over the longer term. Over the most recent six-month period, for example, we increased our weighting in funds that invest overseas. We believe that the combination of strong growth, subdued inflation, and important changes taking place on the corporate level -- such as restructuring and consolidation -- have increased the attractiveness of the international markets. Since domestic equities have climbed to rich valuations amid a deteriorating interest rate outlook, we felt that the time was right to decrease our weighting in U.S. stocks and redeploy assets overseas. We also increased the Portfolio's cash balance from 1% of net assets on August 31 to 5% at the end of February. While ordinarily we strive to keep a low cash position in order to maximize the Portfolio's growth potential, we believe that it was prudent to use the rally in domestic small caps to trim our position in that sector. With a larger reserve of cash, we believe that we will gain greater flexibility going forward. We are on the lookout for an opportunity to put the cash to work in bonds, which we believe are becoming increasingly attractive in the wake of their extended decline.

Performance Update
--------------------------------------------------------------------------------
                                                               February 29, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                         S&P 500 Index (50%),
                                                           LBAB Index (35%),
            Scudder Pathway                           MSCI All Country (ex U.S.)
            Series: Growth          S&P 500             Index (10%), 3-month
              Portfolio              Index*                  T-Bill (5%)*

11/96**         10000                10000                     10000
 2/97           10336                10496                     10278
 8/97           11340                12048                     11407
 2/98           12294                14172                     12841
 8/98           10633                13026                     12029
 2/99           12660                16969                     14580
 8/99           14003                18212                     15609
 2/00           17144                18962                     16559


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                               Growth of                                Average
Period ended 2/29/2000          $10,000             Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Pathway Series: Growth Portfolio
--------------------------------------------------------------------------------
1 year                         $  13,542               35.42%            35.42%
--------------------------------------------------------------------------------
Life of Portfolio**            $  17,344               73.44%            18.22%
--------------------------------------------------------------------------------
S&P 500 Index (60%), MSCI All Country (ex U.S.) Index (20%), LBAB Index (15%), 3-month T-Bill (5%)*
--------------------------------------------------------------------------------
1 year                         $  11,358               13.58%            13.58%
--------------------------------------------------------------------------------
Life of Portfolio**            $  16,559               65.59%            16.79%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER PATHWAY
SERIES: GROWTH PORTFOLIO TOTAL RETURN (%) AND THE S&P 500 INDEX (60%),
MSCI ALL COUNTRY (EX U.S.) INDEX (20%), LBAB INDEX (15%), 3-MONTH T-BILL (5%)* INDEX TOTAL RETURN (%)

                                1997**     1998       1999      2000
--------------------------------------------------------------------------------
Portfolio Total
Return (%)                      4.57      18.94       2.98      35.42
--------------------------------------------------------------------------------
Blended Index
Total Return (%)                2.78      24.94      13.54      13.58
--------------------------------------------------------------------------------
Net Asset
Value ($)                      12.25      14.07      13.86      17.59
--------------------------------------------------------------------------------
Income
Dividends ($)                   0.16       0.21       0.20       0.29
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)               0.13       0.26       0.43       0.89
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

   Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 29, 2000
Pathway Growth Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
                                                          Management has trimmed
                                                                 the portfolio's
                                                          weighting in equities,
                                                          and slightly increased
                                                           its position in bonds
                                                                and money market
                                                                     securities.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Money Market                 5%
Fixed Income                14%
Equity                      81%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------
                                                         Asset class allocations
                                                            are derived from the
                                                             risk profile of the
                                                          portfolio; adjustments
                                                              are expected to be
                                                          modest and infrequent.

Money Market               0-5%
Fixed Income             10-40%
Equity                   60-90%
------------------------------------

--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------
                                                        The portfolio's focus on
                                                            funds that invest in
                                                          growth stocks, both in
                                                            the U.S. and abroad,
                                                            proved beneficial to
                                                                    performance.

----------------------------------------------------------
Scudder Large Company Growth Fund "S"               31%
----------------------------------------------------------
Scudder International Fund -- International Shares  25%
----------------------------------------------------------
Scudder Large Company Value Fund                    15%
----------------------------------------------------------
Scudder Income Fund                                  9%
----------------------------------------------------------
Scudder 21st Century Growth Fund                     7%
----------------------------------------------------------
Scudder Cash Investment Trust                        5%
----------------------------------------------------------
Scudder Emerging Markets Income Fund                 3%
----------------------------------------------------------
Scudder Corporate Bond Fund                          3%
----------------------------------------------------------
Scudder Emerging Markets Growth Fund                 2%
----------------------------------------------------------
                                                   100%
----------------------------------------------------------











For more complete details about the Fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                         as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      Shares       Value ($)
--------------------------------------------------------------------------------

Pathway Conservative Portfolio

--------------------------------------------------------------------------------
Money Market 4.8%
--------------------------------------------------------------------------------

Scudder Cash Investment Trust (Cost $1,304,787) ..  1,304,787      1,304,787

--------------------------------------------------------------------------------
Fixed Income 63.3%
--------------------------------------------------------------------------------

Scudder Corporate Bond Fund ......................    176,183      1,971,484
Scudder GNMA Fund ................................    141,350      1,976,075
Scudder Income Fund ..............................  1,092,776     13,441,147

Total Fixed Income (Cost $18,789,708) ............                17,388,706

--------------------------------------------------------------------------------
Equity 31.9%
--------------------------------------------------------------------------------

Scudder Classic Growth Fund "S" ..................     63,957      1,625,792
Scudder Growth & Income Fund "S" .................     75,649      1,888,191
Scudder International Growth & Income Fund .......    159,622      2,156,492
Scudder Large Company Value Fund .................     88,081      2,150,056
Scudder Small Company Value Fund .................     59,141        939,167

Total Equity (Cost $9,076,540) ...................                 8,759,698
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $29,171,035) (a)        27,453,191
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $29,231,347. At February 29, 2000, net unrealized depreciation for all securities based on tax cost was $1,778,156. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $404,498 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,182,654.

     During the six months ended February 29, 2000, purchases and sales of investment securities (excluding money market investments) aggregated $3,028,853 and $2,885,000, respectively.

    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                         as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      Shares       Value ($)
--------------------------------------------------------------------------------

Pathway Balanced Portfolio

--------------------------------------------------------------------------------
Money Market 2.0%
--------------------------------------------------------------------------------

 Scudder Cash Investment Trust (Cost $5,562,443) .  5,562,443      5,562,443

--------------------------------------------------------------------------------
Fixed Income 38.3%
--------------------------------------------------------------------------------

 Scudder Corporate Bond Fund .....................  1,987,934     22,244,978
 Scudder Income Fund .............................  7,016,310     86,300,617

Total Fixed Income (Cost $115,637,621) ...........               108,545,595

--------------------------------------------------------------------------------
Equity 59.7%
--------------------------------------------------------------------------------

 Scudder Classic Growth Fund "S" .................  1,958,852     49,794,024
 Scudder Development Fund ........................    364,725     19,461,709
 Scudder Emerging Markets Growth Fund ............    623,438      9,351,576
 Scudder Growth & Income Fund "S" ................  1,723,249     43,012,302
 Scudder International Fund-- International
   Shares .......................................     659,042     45,829,781
 Scudder Micro Cap Fund ..........................      6,179         96,760
 Scudder Small Company Value Fund ................    108,812      1,727,927

Total Equity (Cost $146,389,854) .................               169,274,079
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $267,589,918) (a)      283,382,117
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $267,673,244. At February 29, 2000, net unrealized appreciation for all securities based on tax cost was $15,708,873. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,925,143 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,216,270.

     During the six months ended February 29, 2000, purchases and sales of investment securities (excluding money market investments) aggregated $44,176,634 and $28,465,000, respectively.

    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                         as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Shares       Value ($)
--------------------------------------------------------------------------------
Pathway Growth Portfolio

--------------------------------------------------------------------------------
Money Market 5.3%
--------------------------------------------------------------------------------
 Scudder Cash Investment Trust (Cost $6,628,476) ...... 6,628,476      6,628,476

--------------------------------------------------------------------------------
Fixed Income 14.3%
--------------------------------------------------------------------------------
 Scudder Corporate Bond Fund ..........................   303,586      3,397,123
 Scudder Emerging Market Income Fund ..................   461,675      3,744,186
 Scudder Income Fund ..................................   887,992     10,922,302

Total Fixed Income (Cost $20,029,695)                                18,063,611

--------------------------------------------------------------------------------
Equity 80.4%
--------------------------------------------------------------------------------

 Scudder 21st Century Growth Fund .....................   249,328      8,960,834
 Scudder Emerging Markets Growth Fund .................   145,175      2,177,632
 Scudder International Fund-- International Shares ....   452,949     31,498,102
 Scudder Large Company Growth Fund "S" ................   908,567     39,004,788
 Scudder Large Company Value Fund .....................   801,324     19,560,314

--------------------------------------------------------------------------------
Total Equity (Cost $77,607,144)                                      101,201,670
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $104,265,315) (a)          125,893,757
--------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $104,493,151. At February 29, 2000, net unrealized appreciation for all securities based on tax cost was $21,400,606. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,320,529 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,919,923.

During the six months ended February 29, 2000, purchases and sales of investment securities (excluding money market investments) aggregated $22,852,975 and $15,049,893, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                     Conservative      Balanced          Growth
Assets                                Portfolio        Portfolio       Portfolio
--------------------------------------------------------------------------------
Investments in securities at
   value (for cost, see
   accompanying investment
   portfolios) ...................   $ 27,453,191    $283,382,117   $125,893,757
Receivable for Portfolio shares
   sold ..........................         17,709         236,208        244,114
Income receivable ................         27,821         144,258         47,608
                                     ------------    ------------   ------------
Total assets .....................     27,498,721     283,762,583    126,185,479

Liabilities
--------------------------------------------------------------------------------
Payable for Portfolio shares
   redeemed ......................        276,689       3,536,140      4,143,805
                                     ------------    ------------   ------------
Total liabilities ................        276,689       3,536,140      4,143,805
Net assets, at value .............   $ 27,222,032    $280,226,443   $122,041,674

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed investment income ..          4,095          74,880        161,049
Net unrealized appreciation
   (depreciation) on investments .     (1,717,843)     15,792,199     21,628,442
Accumulated net realized gain
   (loss) ........................        413,645      12,501,162      6,791,326
Paid-in capital ..................     28,522,135     251,858,202     93,460,857
Net assets, at value                 $ 27,222,032    $280,226,443   $122,041,674

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and
   redemption price per share        $      11.96    $      13.93   $      17.59
   (outstanding shares of
   beneficial interest, $.01 par
   value, unlimited number of
   shares authorized) ............      2,275,960      20,114,030      6,936,566


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations for the six months ended February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                     Conservative      Balanced          Growth
Investment Income                     Portfolio        Portfolio       Portfolio
--------------------------------------------------------------------------------
Income:
Income distributions from
   Underlying Funds ..............   $    693,870    $  3,982,631   $  1,424,976
Net investment income                     693,870       3,982,631      1,424,976

Realized and unrealized gain
(loss) on investments
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ......................        (13,048)      5,628,147      4,958,382
Capital gain distributions from
   Underlying Funds ..............        302,921       6,307,929      2,185,460
                                     ------------    ------------   ------------
                                          289,873      11,936,076      7,143,842
                                     ------------    ------------   ------------
Net unrealized appreciation
   (depreciation) on investments
   during the period .............       (707,582)     11,414,454     13,452,120
Net gain (loss) on investment
transactions                             (417,709)     23,350,530     20,595,962

Net increase (decrease) in net
assets resulting from operations     $    276,161    $ 27,333,161   $ 22,020,938


    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Pathway Conservative Portfolio
------------------------------------------------------------------------------------
                                                       Six Months
                                                     Ended February
                                                       29, 2000        Year Ended
Increase (Decrease) in Net Assets                     (Unaudited)    August 31, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $    693,870    $  1,354,107
Net realized gain (loss) on investment transactions        289,873         632,972
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       (707,582)        267,272
                                                      ------------    ------------
Net increase (decrease) in net assets resulting
   from operations ................................        276,161       2,254,351
                                                      ------------    ------------
Distributions to shareholders from:
Net investment income .............................       (905,406)     (1,326,852)
                                                      ------------    ------------
Net realized gains ................................       (496,165)       (503,342)
                                                      ------------    ------------
Portfolio share transactions:
Proceeds from shares sold .........................      5,477,890      12,307,682
Reinvestment of distributions .....................      1,386,611       1,800,922
Cost of shares redeemed ...........................     (6,746,111)    (15,106,407)
                                                      ------------    ------------
Net increase (decrease) in net assets from
   Portfolio share transactions ...................        118,390        (997,803)
                                                      ------------    ------------
Increase (decrease) in net assets .................     (1,007,020)       (573,646)
Net assets at beginning of period .................     28,229,052      28,802,698

Net assets at end of period (including
   undistributed net investment income of $4,095
   and $97,885, respectively)......................   $ 27,222,032    $ 28,229,052

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      2,268,100       2,346,300
                                                      ------------    ------------
Shares sold .......................................        445,176         973,400
Shares issued to shareholders in reinvestment of
   distributions ..................................        113,620         142,672
Shares redeemed ...................................       (550,936)     (1,194,272)
                                                      ------------    ------------
Net increase (decrease) in Portfolio shares .......          7,860         (78,200)
Shares outstanding at end of period ...............      2,275,960       2,268,100


    The accompanying notes are an integral part of the financial statements.


                                       34


------------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Pathway Balanced Portfolio
------------------------------------------------------------------------------------
                                                      Six Months
                                                    Ended February
                                                       29, 2000        Year Ended
Increase (Decrease) in Net Assets                     (Unaudited)    August 31, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   3,982,631    $   7,179,392
Net realized gain (loss) on investment
   transactions ...................................      11,936,076       13,123,322
Net unrealized appreciation (depreciation) on
   investments during the period ..................      11,414,454       20,343,808
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      27,333,161       40,646,522
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................      (5,439,334)      (7,186,841)
                                                      -------------    -------------
Net realized gains ................................     (12,447,102)      (7,901,241)
                                                      -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .........................      57,483,873       77,180,711
Reinvestment of distributions .....................      17,837,018       14,977,593
Cost of shares redeemed ...........................     (51,878,102)     (92,851,056)
                                                      -------------    -------------
Net increase (decrease) in net assets from
   Portfolio share transactions ...................      23,442,789         (692,752)
                                                      -------------    -------------
Increase (decrease) in net assets .................      32,889,514       24,865,688
Net assets at beginning of period .................     247,336,929      222,471,241

Net assets at end of period (including
   undistributed net investment income of $74,880
   and $401,668, respectively) ....................   $ 280,226,443    $ 247,336,929

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      18,431,371       18,453,223
                                                      -------------    -------------
Shares sold .......................................       4,152,832        5,878,541
Shares issued to shareholders in reinvestment of
   distributions ..................................       1,280,488        1,149,711
Shares redeemed ...................................      (3,750,661)      (7,050,104)
                                                      -------------    -------------
Net increase (decrease) in Portfolio shares .......       1,682,659          (21,852)
Shares outstanding at end of period ...............      20,114,030       18,431,371


    The accompanying notes are an integral part of the financial statements.


                                       35


------------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Pathway Growth Portfolio
------------------------------------------------------------------------------------
                                                       Six Months
                                                    Ended February
                                                       29, 2000        Year Ended
Increase (Decrease) in Net Assets                     (Unaudited)    August 31, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   1,424,976    $   1,043,924
Net realized gain (loss) on investment
   transactions ...................................       7,143,842        5,846,674
Net unrealized appreciation (depreciation) on
   investments during the period ..................      13,452,120       14,890,953
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      22,020,938       21,781,551
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................      (1,933,359)      (1,106,885)
                                                      -------------    -------------
Net realized gains ................................      (5,886,277)      (2,384,022)
                                                      -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .........................      31,831,834       46,295,932
Reinvestment of distributions .....................       7,810,481        3,483,721
Cost of shares redeemed ...........................     (25,898,633)     (37,740,706)
                                                      -------------    -------------
Net increase (decrease) in net assets from
   Portfolio share transactions ...................      13,743,682       12,038,947
                                                      -------------    -------------
Increase (decrease) in net assets .................      27,944,984       30,329,591
Net assets at beginning of period .................      94,096,690       63,767,099

Net assets at end of period (including
   undistributed net investment income of $161,049
   and $615,278, respectively) ....................   $ 122,041,674    $  94,096,690

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........       6,137,871        5,240,260
                                                      -------------    -------------
Shares sold .......................................       1,866,005        3,262,973
Shares issued to shareholders in reinvestment of
   distributions ..................................         445,549          251,169
Shares redeemed ...................................      (1,512,859)      (2,616,531)
                                                      -------------    -------------
Net increase (decrease) in Portfolio shares .......         798,695          897,611
Shares outstanding at end of period ...............       6,936,566        6,137,871


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Pathway Conservative Portfolio

--------------------------------------------------------------------------------
Years Ended August 31,                      2000(b)    1999    1998(c)   1997(d)
--------------------------------------------------------------------------------
Net asset value, beginning of period      $12.45     $12.28  $13.27    $12.00
                                          --------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                      .30(a)     .57(a)  .51(a)     .39
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         (.19)       .36    (.63)      1.36
                                          --------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations           .11        .93    (.12)      1.75
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                     (.39)      (.55)   (.57)      (.33)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              (.21)      (.21)   (.30)      (.15)
                                          --------------------------------------
--------------------------------------------------------------------------------
  Total distributions                       (.60)      (.76)   (.87)      (.48)
--------------------------------------------------------------------------------
Net asset value, end of period            $11.96     $12.45  $12.28     $13.27
                                          --------------------------------------
--------------------------------------------------------------------------------
Total Return (%) (e)                         .83**     7.62   (1.10)**   14.99**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)        27         28      29         17
--------------------------------------------------------------------------------
Ratio of expenses before expense
  reductions (%) (f)                          --         --      --         --
--------------------------------------------------------------------------------
Ratio of net investment income (%)          4.91*      4.45    4.21*      3.67*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                   21*        28      32*        42*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000 (Unaudited).

(c) For the eleven months ended August 31, 1998. On August 12, 1998 the Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

(d) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(e) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.

(f) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative, and advisory expenses of the Underlying Scudder Funds.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Pathway Balanced Portfolio

--------------------------------------------------------------------------------
Years Ended August 31,                       2000(b)    1999    1998(c)  1997(d)
--------------------------------------------------------------------------------
Net asset value, beginning of period       $13.42     $12.06  $13.56   $12.00
                                           -------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                       .21(a)     .38(a)  .39(a)   .37
--------------------------------------------------------------------------------
  Net realized and unrealized gain on
  investment transactions                    1.29       1.79   (1.26)    1.59
                                            ------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations           1.50       2.17    (.87)    1.96
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                      (.30)      (.38)   (.42)    (.33)
--------------------------------------------------------------------------------
  Net realized and gains on investment
  transactions                               (.69)      (.43)   (.21)    (.07)
                                           -------------------------------------
--------------------------------------------------------------------------------
  Total distributions                        (.99)      (.81)   (.63)    (.40)
--------------------------------------------------------------------------------
Net asset value, end of period             $13.93     $13.42  $12.06   $13.56
                                           -------------------------------------
--------------------------------------------------------------------------------
Total Return (%) (e)                        11.23**    18.27   (6.78)** 16.67**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)        280        247     222     192
--------------------------------------------------------------------------------
Ratio of expenses (%) (f)                      --         --      --      --
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    3.08*      2.88    3.15*   2.96*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                    22*        24      28*     24*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000 (Unaudited).

(c) For the eleven months ended August 31, 1998. On August 31, 1998 the Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

(d) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(e) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.

(f) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative, and advisory expenses of the Underlying Scudder Funds.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Pathway Growth Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Years Ended August 31,                       2000(b)    1999    1998(c)  1997(d)
--------------------------------------------------------------------------------
Net asset value, beginning of period       $15.33     $12.17  $14.15   $12.00
                                           -------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                       .21(a)     .18(a)  .23(a)   .29
--------------------------------------------------------------------------------
  Net realized and unrealized gain on
  investment transactions                    3.23       3.61   (1.74)    2.15
                                           -------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations           3.44       3.79   (1.51)    2.44
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                      (.29)      (.20)   (.21)    (.16)
--------------------------------------------------------------------------------
  From net realized gains on investment
  transactions                               (.89)      (.43)   (.26)    (.13)
                                           -------------------------------------
--------------------------------------------------------------------------------
  Total distributions                       (1.18)      (.63)   (.47)    (.29)
--------------------------------------------------------------------------------
Net asset value, end of period             $17.59     $15.33  $12.17   $14.15
                                           -------------------------------------
--------------------------------------------------------------------------------
Total Return (%) (e)                        22.43**    31.69  (10.94)** 20.79**
--------------------------------------------------------------------------------
Ratios to Average Net Asssets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)        122         94      64       50
--------------------------------------------------------------------------------
Ratio of expenses (%) (f)                      --         --      --       --
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    2.56*      1.26    1.78*    2.09*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                    28*        28      24*      15*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000 (Unaudited).

(c) For the eleven months ended August 31, 1998. On August 12, 1998, the Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

(d) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(e) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.

(f) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative, and advisory expenses of the Underlying Scudder Funds.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

The Conservative, Balanced, and Growth Portfolios (the "Portfolios") are each a diversified series of Scudder Pathways Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The series is composed of six separate diversified portfolios, three of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

The Portfolios' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer, as provided for in the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income from the Conservative and Balanced Portfolios, if any, are made quarterly. Distributions of net investment income from the Growth Portfolio are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Under the Special Servicing Agreement entered into by Scudder Kemper Investments, Inc. (the "Adviser"), the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios, the Adviser arranges for all services pertaining to the operations of the Portfolios. If the Trustees determine that the aggregate expenses of a Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of any Portfolio, the Adviser will pay certain costs on behalf of the respective Portfolio. For the six months ended February 29, 2000, the Adviser incurred expenses in the amount of $50,292 on behalf of the Conservative Portfolio. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolios during the period.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At February 29, 2000, Conservative Portfolio held the following Underlying Funds' outstanding shares: approximately 5% of the Scudder Corporate Bond Fund and 6% of the Scudder International Growth and Income Fund. At February 29, 2000, the Balanced Portfolio held the following Underlying Funds' outstanding shares: approximately 53% of the Scudder Corporate Bond Fund,

30% of the Scudder Classic Growth Fund, 13% of the Scudder Income Fund, and 8% of the Scudder Emerging Markets Growth Fund. At February 29, 2000, the Growth Portfolio held the following Underlying Funds' outstanding shares: approximately 8% of the Scudder Corporate Bond Fund.

C. Lines of Credit

The Portfolios and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Portfolios may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

Kathryn L. Quirk*                             Ann M. McCreary*
 o President and Assistant Secretary           o Vice President

Dr. Rosita P. Chang                           Benjamin W. Thorndike*
 o Trustee; Professor of Finance,              o Vice President
   University of Rhode Island
                                              John Millette*
Edgar R. Fiedler                               o Vice President and Secretary
 o Trustee; Senior Fellow and
   Economic Counsellor, The                   John R. Hebble*
   Conference Board, Inc.                      o Treasurer

Peter B. Freeman                              Robert C. Peck*
 o Trustee; Corporate Director and             o Vice President
   Trustee
                                              Caroline Pearson*
Dr. J. D. Hammond                              o Assistant Secretary
 o Trustee; Dean, Smeal College of
   Business Administration                    *Scudder Kemper Investments, Inc.

Richard M. Hunt
 o Trustee; University Marshal and
   Senior Lecturer, Harvard University

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER

www.scudder.com

A member of the [LOGO] Zurich Services Group